YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

It is a pleasure to have this opportunity to communicate with the shareholders of the Dreyfus Variable Investment Fund -- Special Value Portfolio.

  This letter accompanies the annual report of the Dreyfus Variable Investment Fund -- Special Value Portfolio for the 12-month period ended December 31, 1998. Over this period, your Portfolio achieved a total return of 15.69%,* which compares with a total return of 28.60% for the Standard and Poor's 500 Composite Stock Price Index (" S&P 500"),** 11.25% for the Wilshire Large Company Value Index,*** and -2.69% for the Wilshire Midcap Value Index.***

The Portfolio's concentrated equity structure, holding approximately 45 equity securities when fully invested in equities, will make it more volatile than the diversified indices referred to above, which are each composed of 250 to 500 equity securities. During most periods, therefore, the performance of the Portfolio can be expected to differ significantly from these indices.

The Portfolio was fully invested in stocks throughout most of the fiscal year, benefiting returns as this asset class solidly outperformed fixed income and money market investments. Some cash was raised during the summer's financial crisis, but was quickly put back to work in the stock market as it bottomed.
Bonds    were    used    on    a    special    situations    basis.

  As you know, the Portfolio invests in "value" stocks. Value stocks underperformed growth stocks during the period. The margin was among the widest in memory. Any value manager who remained true to his or her discipline could not hope to have matched the returns of the S&P 500 over the past year. There will be periods, the past year for example, when value stocks underperform the S& P 500, and even periods when our particular definition of value underperforms certain value stock indices. However, while staying true to its value discipline, as noted above, your Portfolio did achieve returns that exceeded major value category benchmark indices.

  The performance of the S&P 500 during 1998 was largely driven by a relatively few so-called "mega-cap" growth stocks, or the very largest domestically traded companies. The S& P 500 and many of its major security components carry valuations well above those of any historic period by almost any financial measure, according to our calculations. This concentrated overvaluation, in our opinion, is reminiscent of the early 1970s' "nifty fifty" stocks, or oil stocks in the early 1980s. Both of those markets ended with quick and severe corrections of the overvalued securities. No one can predict such an occurrence today, but many market participants may conclude that the risk level of the S&P 500, and many of its major security components, is high by historic standards. Regardless, at least for the time being, positive price momentum in this index and in many of these mega-cap stocks has continued, even through this past summer's stock market correction and subsequent recovery.

Our disciplined investment process will keep the Portfolio largely out of what we considered were overvalued mega-cap securities. Unfortunately, many of these high-priced mega-cap securities were the best performing stocks in the market, restraining the Portfolio's relative performance. Quite often, disciplined value investment processes will underperform when the overall stock market reaches speculative overvaluation. There is better potential for a performance rebound
as    security    prices    settle    and    as    economic   change   occurs.

ECONOMIC REVIEW

  The U.S. entered 1998 with a strong economy and near full employment. During the spring months this economic strength led the Federal Reserve Board, our central bank, to contemplate raising short-term interest rates in order to keep growth and inflation in check. By midyear, however, the impact of weak Asian economies on U.S. economic growth had already done the job, permitting the Fed to leave rates unchanged. More recently, the combination of financial system stresses and slowing economic growth convinced the Fed to lower interest rates three times: at the end of September, in mid-October, and in mid-November. As
the    year    ended,    the    Fed'   s    official   stance   was   neutral.

  A significant influence on the U.S. economy during the year was slower growth in the overall world economy and the evolution of a worldwide financial crisis. Both events caused a drop in inflation, which helped send interest rates lower. The fall in inflation and lower interest rates benefited companies that sell to the consumer, as more income was left over after inflation to buy goods and services, and the cost of debt was reduced. Home mortgages were refinanced at lower rates, for example, putting more discretionary income in consumers' pockets.

  The negative effect in the U.S. of slower global economies was felt by the industrial sector. Corporate profits weakened, especially in Asian-impacted sectors, such as world-traded commodities (paper producers, for example) and exporters (computer manufacturers, for example). One result of this industrial weakness was to cool off a U.S. economy that had been growing perhaps too rapidly.

  A financial crisis developed during the midsummer months, primarily in Russia and Brazil. Panic set in as lenders called in outstanding loans and were reluctant to issue new debt, sharply reducing the economic outlook for these areas. The effect on European and U.S. companies was to lower profit growth expectations, given the decline in export opportunities to these geographies.

  Proactive steps were taken late in the year in attempts to stabilize the Japanese banks, to design a support package for Brazil, and to generally make money less expensive to lend. In the coming months, economic prospects for the major developed countries will be powerfully impacted by whether foreign financial stresses in the coming months calm down, as the consensus appears to be currently concluding, or intensify, as was the fear just a couple of months ago.

STOCK MARKET OVERVIEW

The 12-month period ended December 31, 1998, reflected a number of contrasting phases in the U.S. stock market. There was strength during the early part of the period, as stocks recovered from the Asian-induced sell-off that occurred during the fourth quarter of 1997. By midsummer, as large company security valuations neared all-time highs, there was a sharp market decline sparked by the implosion of the Russian financial markets. The U.S. stock market declined again in late September due to the collapse of a major U.S. hedge fund. Finally, there was a strong rally from mid-October until the end of the year in response to the Fed's
lowering    of    short-term    interest    rates.

  Over the 12-month period, investment returns for midsized and small companies were significantly lower than those for large companies, with the Standard & Poor' s MidCap 400 Index returning 19.11% and the small-company Russell 2000 Index declining to -2.55%.(+) The erosion of expectations for corporate profit growth over the year contributed to an outperformance by a select few mega-cap growth stocks. Investors had confidence in the more consistent earnings growth from this small group of stocks that compose the bulk of the S&P 500 than for the broader market. Almost every other capitalization and investment style group
lagged    far    behind    these    mega-cap    growth    stocks.

VALUE INVESTING AND OUR INVESTMENT PROCESS

  To once again summarize our investment philosophy for the Portfolio, our bias is to be fully invested in value equity securities, given the historically superior long-term returns of equities compared to bonds and money market investments. There will be periods of time, however, when we will raise cash to protect principal, and times when we purchase bonds as an investment alternative.

  Regarding our stock selection process, while there are other investment disciplines practiced at Dreyfus, members of the Dreyfus Value Team are passionate believers in value investing. As value investors, we want to buy growing companies, but we want to own them at a bargain price. In one sense, value investing can be a lower risk, more conservative style of equity investing because the prices of value stocks may decline less in falling markets, due to their already perceived underpricing. Of course, they can underperform if company valuations do not improve as expected.

  Our approach to the selection of securities begins and ends with our analysts who are an integral part of our investment team. Our Dreyfus analysts contribute their proprietary forecasts on corporate earnings and cash flows to our computer models, their analysis and opinions to our decision-making process, and their constant flow of information to our ongoing assessment of owned securities.

  We screen the universe of stocks by computer, according to two principal methods. The first computer screen determines value by calculating each security' s earnings yield (our forecast for earnings divided by the current security price) which, to justify purchase, should be greater than the yield available on reasonably long-term U.S. Treasury securities. Being paid more than this risk-free rate in order to take the risk inherent in equity investing is central to our value discipline. The second computer screen looks at 19 other factors that have historically influenced stock returns, including various growth, valuation and leverage measures. We input into this computer model the current economic and stock market trends, and the computer calculates each security' s exposure to this environment. The model is an idea generator, and further detailed fundamental analysis is conducted on each potential holding to determine its suitability for the Portfolio. Combining all of this data with our analysts' in-depth knowledge of the individual companies, we then construct a fully invested portfolio of approximately 45 or so stocks. We use similar disciplined criteria and several other factors to determine when selling a security is in our shareholders' best interest.

EXAMPLES OF OUR INVESTMENT PROCESS

  The detailed fundamental analysis, computer modeling, and portfolio strategy that go into the decision-making process for each security in the Portfolio is not possible in this short report. Generally, strength was spread among various securities, most within the health care, communications services, technology and consumer staples sectors of the market. To illustrate, provided below are several brief summaries of some of the better and poorer performing securities
within    the    Portfolio    during    the    annual    period.

  Biogen, a biotechnology company, was one of the better performing securities in your Portfolio during the year. Our earnings estimates for the company have been well above the Wall Street consensus, qualifying this growth stock as a value stock. We believe that the company's current products and new product pipeline, both near term and long term, are particularly promising. The security was sold when an unexpected management change altered our investment thesis.

  Xerox has been expanding its core copier business into the computer printer business with great initial success. The ability to provide quality service can be a significant competitive advantage. The security was one of the stronger performers in the Portfolio, and was sold when our investment discipline indicated that it was fully valued relative to the risk-free alternative.

  RJR Nabisco Holdings, largely a tobacco company, was a poor performer during much of the period. Congress could not agree on tobacco legislation that we believe would have significantly benefited both the public good and these securities. The tobacco companies recently resolved many of these same issues directly with the states, benefiting the security. We sold RJR Nabisco Holdings during the Portfolio's fiscal year in order to reduce exposure to the industry.

  Bankers Trust New York, a major money-center bank, was a poor performing security in your Portfolio. Almost every financial stock was punished during the summer months when emerging markets and worldwide bond markets ran into difficulties. We reacted quickly to reduce exposure to the industry, including the sale of this security.

  In almost any Portfolio there are both strong performing and poor performing securities. Our job is to maximize the good and minimize the bad, while keeping risk at tolerable levels. We will not be successful every quarter or every year, but we work hard to reward our fellow investors over the long term.

  Diligent management of your investment is our highest priority. Thank you for entrusting us with your assets.

               Sincerely,



               [Timothy M. Ghriskey signature]

               Timothy M. Ghriskey

               Portfolio Manager

January 11, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of
U.S.    stock    market    performance.

*** SOURCE: WILSHIRE ASSOCIATES, INC. -- The Wilshire Large Company Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The largest 750 stocks in the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe also is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. Beginning with the fiscal year ended October 31, 1998, this Index will be used as the Portfolio's primary benchmark index. The Wilshire Midcap Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The 500 stocks that rank in size from the 501st to the 1000th within the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value.

(+)SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor' s MidCap 400 Index is a broad-based index of 400 companies with market capitalizations generally ranging from $50 million to $10 billion and is a widely accepted, unmanaged index of overall mid-cap stock market performance. The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO   DECEMBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
    INVESTMENT FUND, SPECIAL VALUE PORTFOLIO WITH THE STANDARD & POOR'S 500
COMPOSITE STOCK PRICE INDEX, THE WILSHIRE MIDCAP VALUE INDEX AND THE DOW JONES
                              INDUSTRIAL AVERAGE

                                    Dollars

$47,028

Standard & Poor's 500 Composite Stock Price Index*

$43,613

Dow Jones Industrial Average*

$42,232

Wilshire Midcap Value Index**

$19,753

Dreyfus Variable Investment Fund, Special Value Portfolio

* Source: Lipper Analytical Services, Inc.

**  Source: Wilshire Associates, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended             From Inception (8/31/90)

                     December 31, 1998                 December 31, 1998              to December 31, 1998

                   ____________________             ____________________          __________________________
                           15.69%                            6.16%                            8.50%
------------------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The  above  graph  compares  a  $10,000  investment  made  in  Dreyfus  Variable
Investment Fund, Special Value Portfolio on 8/31/90 (Inception Date) to a $10,000 investment made on that date in each of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average (DJIA) and the
Wilshire Midcap Value Index, which are described below. All dividends and capital gain distributions are reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index and the DJIA are widely accepted, unmanaged indices of overall stock market performance. The Wilshire Midcap Value Index is constructed by using a blend of price-to-book and forecast price-to-earnings ratios. The 500 stocks that rank in size from the 501st to the 1000th within the Wilshire 5000 are ranked based on a style score that is 75% price-to-earnings ratio and 25% forecast P/E. The universe is divided so that companies that represent half of the total capitalization fall into growth and the remainder are placed into value. The Indices do not take into account charges, fees and other expenses. This is the first year in which performance is being presented for the Wilshire Midcap Value Index. This Index has been selected as a secondary benchmark index to reflect the Fund's current value-oriented equity investment strategy. Pursuant to applicable regulations, performance for the DJIA also is being provided this year. Subsequently, performance for the DJIA will not be presented in this comparison. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     DECEMBER 31, 1998

Common Stocks--95.7%                                                                         Shares                     Value
------------------------------------------------------------------------                ----------------            ---------------
        Consumer Non-Durables--6.2%  Dean Foods  . . . . . . . . . . . . . . . . . .              30,400             $  1,240,700

                                     Fresh Del Monte Produce . . . . . . . . . . .(a)             54,400                1,179,800

                                     Whitman . . . . . . . . . . . . . . . . . . . .              58,000                1,471,750

                                                                                                                     ____________

                                                                                                                        3,892,250

                                                                                                                     ____________


            Consumer Services--3.9%  Cendant . . . . . . . . . . . . . . . . . . .(a)             69,800                1,330,562

                                     Wendy's International . . . . . . . . . . . . .              52,000                1,134,250

                                                                                                                     ____________

                                                                                                                        2,464,812

                                                                                                                     ____________


       Electronic Technology--14.3%  Compaq Computer . . . . . . . . . . . . . . . .              39,973                1,676,368

                                     Intel . . . . . . . . . . . . . . . . . . . . .              20,600                2,442,387

                                     International Business Machines . . . . . . . .               7,600                1,404,100

                                     Perkin-Elmer  . . . . . . . . . . . . . . . . .              13,100                1,278,069

                                     Raytheon, Cl. B . . . . . . . . . . . . . . . .              16,300                  867,975

                                     Storage Technology  . . . . . . . . . . . . .(a)             38,700                1,376,269

                                                                                                                     ____________

                                                                                                                        9,045,168

                                                                                                                     ____________


              Energy Minerals--6.0%  British Petroleum, A.D.R. . . . . . . . . . . .               9,600                  912,000

                                     Conoco, Cl. A . . . . . . . . . . . . . . . . .              14,000                  292,250

                                     Texaco  . . . . . . . . . . . . . . . . . . . .              35,400                1,871,775

                                     USX-Marathon Group  . . . . . . . . . . . . . .              24,000                  723,000

                                                                                                                     ____________

                                                                                                                        3,799,025

                                                                                                                     ____________


                     Finance--17.2%  BankAmerica . . . . . . . . . . . . . . . . . .              37,400                2,248,675

                                     Chase Manhattan . . . . . . . . . . . . . . . .              15,700                1,068,581

                                     Citigroup . . . . . . . . . . . . . . . . . . .              50,000                2,475,000

                                     First Union . . . . . . . . . . . . . . . . . .              13,400                  814,888

                                     Fleet Financial Group . . . . . . . . . . . . .              18,000                  804,375

                                     St. Paul  . . . . . . . . . . . . . . . . . . .              28,500                  990,375

                                     Wells Fargo . . . . . . . . . . . . . . . . . .              62,600                2,500,087

                                                                                                                     ____________

                                                                                                                       10,901,981

                                                                                                                     ____________


              Health Services--1.9%  Foundation Health Systems, Cl. A  . . . . . .(a)            100,000                1,193,750

                                                                                                                     ____________


            Health Technology--7.4%  Allergan  . . . . . . . . . . . . . . . . . . .              15,000                  971,250

                                     Pharmacia & Upjohn  . . . . . . . . . . . . . .              44,000                2,491,500

                                     Zeneca Group, A.D.R.  . . . . . . . . . . . . .              27,600                1,238,550

                                                                                                                     ____________

                                                                                                                        4,701,300

                                                                                                                     ____________


                   Insurance--13.4%  American General  . . . . . . . . . . . . . . .              13,600                1,060,800

                                     Everest Reinsurance Holdings  . . . . . . . . .              66,200                2,577,663

                                     EXEL, Cl. A . . . . . . . . . . . . . . . . . .              13,200                  990,000

                                     NAC Re  . . . . . . . . . . . . . . . . . . . .              10,000                  469,375

                                     Sunamerica  . . . . . . . . . . . . . . . . . .              31,300                2,539,212

                                     Torchmark . . . . . . . . . . . . . . . . . . .              24,000                  847,500

                                                                                                                     ____________

                                                                                                                        8,484,550

                                                                                                                     ____________


DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 1998

Common Stocks (continued)                                                                    Shares                      Value
-------------------------------------------------------------------------------          ----------------            ------------

          Non-Energy Minerals--1.9%  Lone Star Industries  . . . . . . . . . . . . .              33,500             $  1,233,219

                                                                                                                     ____________


           Process Industries--1.0%  Owens-Illinois  . . . . . . . . . . . . . . .(a)             21,000                  643,125

                                                                                                                     ____________


       Producer Manufacturing--3.6%  General Electric  . . . . . . . . . . . . . . .              22,000                2,245,375

                                                                                                                     ____________


                       Retail--3.8%  American Stores . . . . . . . . . . . . . . . .              29,600                1,093,350

                                     K mart  . . . . . . . . . . . . . . . . . . .(a)             83,700                1,281,656

                                                                                                                     ____________

                                                                                                                        2,375,006

                                                                                                                     ____________


               Transportation--3.9%  CNF Transportation  . . . . . . . . . . . . . .              36,800                1,382,300

                                     Union Pacific . . . . . . . . . . . . . . . . .              24,500                1,104,031

                                                                                                                     ____________

                                                                                                                        2,486,331

                                                                                                                     ____________


                   Utilities--11.2%  Ameritech . . . . . . . . . . . . . . . . . . .              18,000                1,140,750

                                     Bell Atlantic . . . . . . . . . . . . . . . . .              18,000                  954,000

                                     Coastal . . . . . . . . . . . . . . . . . . . .              35,400                1,236,788

                                     MCI WorldCom  . . . . . . . . . . . . . . . .(a)             35,300                2,532,775

                                     Niagara Mohawk Power  . . . . . . . . . . . .(a)             77,000                1,241,625

                                                                                                                     ____________

                                                                                                                        7,105,938

                                                                                                                     ____________

                                     TOTAL COMMON STOCKS

                                       (cost $52,451,275)  . . . . . . . . . . . . .                                  $60,571,830
                                                                                                                     ____________



                                                                                           Principal

Short-Term Investments--5.6%                                                                Amount

------------------------------------------------------------------------------         -----------------

               U.S. Treasury Bills:  4.38%, 2/18/1999  . . . . . . . . . . . . . . .        $  3,320,000             $  3,301,939

                                     4.40%, 3/18/1999  . . . . . . . . . . . . . . .             240,000                  237,876

                                                                                                                     ____________

                                     TOTAL SHORT-TERM INVESTMENTS

                                       (cost $3,538,381) . . . . . . . . . . . . . .                                 $  3,539,815

                                                                                                                     ____________


TOTAL INVESTMENTS (cost $55,989,656) . . . . . . . . . . . . . . . . . . . . . . . .              101.3%              $64,111,645

                                                                                                 _______             ____________

LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . .              (1.3%)            $   (847,208)
                                                                                                 _______             ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              100.0%              $63,264,437
                                                                                                 _______             ____________




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                     Cost              Value
                                                                                                _____________      ____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .        $55,989,656       $64,111,645

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              188,553

                           Receivable for investment securities sold . . . . . . . . . . .                            1,392,020

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                               63,721

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                  100

                                                                                                                  _____________

                                                                                                                     65,756,039

                                                                                                                  _____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                               39,330

                           Payable for investment securities purchased . . . . . . . . . .                            2,421,844

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               30,428

                                                                                                                  _____________

                                                                                                                      2,491,602

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $63,264,437

                                                                                                                  _____________


REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          $54,198,341

                           Accumulated net realized gain (loss) on investments,
forward currency exchange contracts
and securities sold short. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              944,107

                           Accumulated net unrealized appreciation (depreciation)
on investments--Note 4(b). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            8,121,989

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $63,264,437
                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            4,236,853

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $14.93

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $4,844 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .        $   824,197

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .             78,054

                                                                                                 ____________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                          $   902,251


EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .            450,888

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               14,846

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             14,638

                           Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . .             13,301

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .                1,027

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .                653

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .                369

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              1,242

                                                                                                 ____________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                              496,964

                                                                                                                   ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              405,287

                                                                                                                   ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                Net realized gain (loss) on investments:

                              Long transactions  . . . . . . . . . . . . . . . . . . . . .         $3,384,891

                              Short sale transactions  . . . . . . . . . . . . . . . . . .           (120,669)

                           Net realized gain (loss) on forward currency exchange contracts . .         55,771

                                                                                                 ____________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                            3,319,993

                           Net unrealized appreciation (depreciation) on investments . . .                            4,623,217

                                                                                                                   ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            7,943,210

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                             $8,348,497

                                                                                                                   ____________









                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended              Year Ended

                                                                                   December 31, 1998      December 31, 1997
                                                                                   __________________     __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $     405,287          $     130,235

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            3,319,993              1,336,281

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            4,623,217              3,491,638

                                                                                       ______________        _______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .            8,348,497              4,958,154

                                                                                       ______________        _______________


DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .             (412,632)               (26,936)

  In excess of investment income--net  . . . . . . . . . . . . . . . . . . . . .               --                     (1,224)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . .               --                   (221,252)

                                                                                       ______________        _______________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (412,632)              (249,412)

                                                                                       ______________        _______________


BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           14,388,912             30,958,786

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              412,632                249,412

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (12,454,202)            (4,036,389)

                                                                                       ______________        _______________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions .            2,347,342             27,171,809

                                                                                       ______________        _______________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           10,283,207             31,880,551


NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           52,981,230             21,100,679

                                                                                       ______________        _______________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $63,264,437            $52,981,230
                                                                                       ______________        _______________


CAPITAL SHARE TRANSACTIONS:                                                                Shares                Shares

                                                                                       ______________        _______________

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,044,993              2,411,671

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .               27,861                 19,289

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (914,852)              (343,128)

                                                                                       ______________        _______________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .              158,002              2,087,832

                                                                                       ______________        _______________







                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                               Year Ended December 31,
                                                                ____________________________________________________________

PER SHARE DATA:                                             1998           1997           1996           1995         1994
                                                           ______         ______         ______         ______       ______
   Net asset value, beginning of period  . . . . . .       $12.99         $10.60         $11.70         $12.37       $12.92
                                                          _______        _______        _______        _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .          .10            .06            .63            .51          .35

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . . . . . .         1.94           2.40          (1.05)          (.54)        (.56)
                                                          _______        _______        _______        _______      _______


   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . .         2.04           2.46           (.42)          (.03)        (.21)
                                                          _______        _______        _______        _______      _______

   Distributions:

   Dividends from investment income--net . . . . . .         (.10)          (.01)          (.56)          (.64)        (.32)

   Dividends in excess of investment income--net . .           --           (.00)*         (.06)            --         (.02)

   Dividends from net realized gain on investments .           --           (.06)            --             --           --

   Paid-in capital . . . . . . . . . . . . . . . . .           --             --           (.06)            --           --
                                                          _______        _______        _______        _______      _______


   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . .         (.10)          (.07)          (.68)          (.64)        (.34)

                                                          _______        _______        _______        _______      _______

   Net asset value, end of period  . . . . . . . . .       $14.93         $12.99         $10.60         $11.70       $12.37
                                                          _______        _______        _______        _______      _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .        15.69%         23.14%         (3.62%)         (.26%)      (1.56%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . .      .83%           .99%           .93%           .94%         .25%

   Ratio of dividends on securities sold short to
     average net assets  . . . . . . . . . . . . . .           --            .02%             --             --          --

   Ratio of net investment income
     to average net assets . . . . . . . . . . . . .          .67%            .38%          4.12%          3.56%        3.54%

   Decrease reflected in above expense ratios
     due to undertakings by The Dreyfus
     Corporation and Comstock Partners, Inc. . . . .           --              --            --             --           .88%

   Portfolio Turnover Rate   . . . . . . . . . . . .       252.24%         188.57%        124.19%         53.88%       25.96%

   Net Assets, end of period (000's Omitted)   . . .      $63,264         $52,981       $21,101        $25,272       $30,510
-------------------

* Amount represents less than $.01 per share.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering thirteen series, including the Special Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (" Dreyfus" ) serves as the Series' investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series receives net earnings credits based on available cash balances left on deposit.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   As of December 31, 1998, the Series reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed net investment income of $8,569, a decrease in accumulated net realized gain on investments of $819 and a decrease in paid-in capital of $7,750. These reclassifications were the result of permanent book to tax differences. Net assets were not affected by these reclassifications.

NOTE 2--BANK LINE OF CREDIT:

   In accordance with an agreement with a bank, the Series may borrow up to $5 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended December 31, 1998, the Series did not borrow under the line of credit.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to an amended Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value
of   the   Series'   average   daily   net   assets  and  is  payable  monthly.

   The  Series  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts during the period ended December 31, 1998:

                                                                            Purchases         Sales
                                                                          ______________  ______________
             Long transactions . . . . . . . . . . . . . . . . . . .        $147,318,736    $147,047,541

             Short sale transactions . . . . . . . . . . . . . . . .             894,337         773,668
                                                                          ______________  ______________

               TOTAL . . . . . . . . . . . . . . . . . . . . . . . .        $148,213,073    $147,821,209
                                                                          ______________  ______________

   The Series is engaged in short-selling which obligates the Series to replace the security borrowed by purchasing the security at current market value. The
Series would incur a loss if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series would realize a gain if the price of the security declines between those dates. Until the Series replaces the borrowed security, the Series will maintain daily, a segregated account with a broker or custodian, of cash and/or liquid securities sufficient to cover its short position. At December 31, 1998, there were no securities sold short outstanding.

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1998, there were no forward currency exchange contracts outstanding.

   (B)  At  December  31,  1998,  accumulated  net  unrealized  appreciation  on
investments   was   $8,121,989,   consisting   of  $8,879,135  gross  unrealized
appreciation and $757,146 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, Special Value Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Special Value Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999



DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  For Federal tax purposes the Series hereby designates $.0086 per share as a long-term capital gain distribution of the $.0980 per share paid on December 30, 1998.

  Additionally, the Series hereby designates 100.0% of the ordinary dividends paid during the fiscal year ended December 31, 1998 as qualifying for the corporate dividends received deduction.

                     [This Page Intentionally Left Blank]


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

SPECIAL VALUE PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                             118AR9812

Variable

Investment Fund,

SPECIAL VALUE

PORTFOLIO

Annual Report

December 31, 1998